J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Dynamic Growth Fund
(Select Class Shares)

Supplement dated August 6, 2010
to the Statement of Additional Information, dated November 1, 2009, as supplemented

Effective August 6, 2010, the Select Class Shares of the JPMorgan Dynamic Growth Fund (the “Fund”) will be offered to the public. On the cover page, the reference to the Fund will be replaced by the following:

Fund Name	Select	A	C	R5
JPMorgan Dynamic Growth Fund (the “Dynamic Growth Fund”)	JDGSX	*	*	*

*	An exchange ticker symbol is not available for this share class.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE STATEMENT OF ADDITIONAL INFORMATION
FOR FUTURE REFERENCE

SUP-SAI-DGF-810